This is filed pursuant to Rule 497 (e).
     Alliance Institutional Reserves, Inc.  File Nos.:  33-34001 and 811-06068.

For more information about the Portfolios, the following documents are available upon request:

o Annual/Semi-Annual Reports to Shareholders

The Portfolios' annual and semi-annual reports to shareholders contain additional information on the Portfolios' investments.

o Statement of Additional Information (SAI)

The Portfolios have an SAI, which contains more detailed information about the Portfolios, including their operations and investment policies. The Portfolios' SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of a current annual/semi-annual report or the SAI, or make inquiries concerning the Portfolios, by contacting your broker or other financial intermediary, or by contacting Alliance:

By mail:       c/o Alliance Fund Services, Inc.
               P.O. Box 1520,
               Secaucus, New Jersey 07096

By phone:      For Information and Literature:
               (800) 824-1916

Or you may view or obtain these documents from the Securities and Exchange
Commission:

In person:          at the Securities and Exchange
                    Commission's Public Reference
                    Room in Washington, D.C.

By phone:           (800) SEC-0330 (for information on the
                    operation of the public reference room only)

By mail:            Public Reference Section
                    Securities and Exchange Commission
                    Washington, DC 20549-6009
                    (duplicating fee required)

By electronic mail: publicinfo@sec.gov
                    (duplicating fee required)

On the Internet:    www.sec.gov

You may also find more information about Alliance and the Portfolios on the Internet at: www.Alliancecapital.com.

Table of Contents

RISK/RETURN SUMMARY .......................................................    2
  Performance and Bar Chart Information ...................................    2
FEES AND EXPENSES OF THE PORTFOLIOS .......................................    4
OTHER INFORMATION ABOUT THE PORTFOLIOS'
  OBJECTIVES, STRATEGIES, AND RISKS .......................................    5
  Investment Objectives and Strategies ....................................    5
  Prime Portfolio .........................................................    5
  Government Portfolio ....................................................    5
  Tax-Free Portfolio ......................................................    5
  Risk Considerations .....................................................    6
MANAGEMENT OF THE PORTFOLIOS ..............................................    7
PURCHASE AND SALE OF SHARES ...............................................    7
  How The Portfolios Value Their Shares ...................................    7
  How To Buy Shares .......................................................    8
  How To Sell Shares ......................................................    8
  Other ...................................................................    8
DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................    9
GENERAL INFORMATION .......................................................    9
FINANCIAL HIGHLIGHTS ......................................................   10

                                                               File No. 811-6068




                              MONEY MARKET SERVICES

                         ALLIANCE INSTITUTIONAL RESERVES

                             - Prime Portfolio

                             - Government Portfolio

                             - Tax-Free Portfolio

                                   Prospectus

                                 Class A Shares

                                September 1, 2000

                     The Securities and Exchange Commission
                      has not approved or disapproved these
                 securities or passed upon the adequacy of this
                 prospectus. Any representation to the contrary
                             is a criminal offense.

             -----------------------------------------------------
                     Member: New York Stock Exchange o SIPC
                            DAVENPORT & COMPANY LLC
                       -------- Established 1863 --------
             Post Office Box 85678 o Richmond, Virginia 23285-5678
             -----------------------------------------------------

      Alliance Institutional Reserves, Inc. consists of five distinct Portfolios. This prospectus describes the Class A shares of three of the Portfolios--the Prime Portfolio, Government Portfolio and Tax-Free Portfolio. The Portfolios' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.


--------------------------------------------------------------------------------
                               RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

      The following is a summary of certain key information about the Portfolios. You will find additional information about the Portfolios, including a detailed description of the risks of an investment in each Portfolio, after this summary.

      Objectives: The investment objectives of each Portfolio are--in the following order of priority--safety of principal, excellent liquidity and maximum current income (exempt from Federal income taxes to the extent described below in the case of the Tax-Free Portfolio) to the extent consistent with the first two objectives.

      Principal Investment Strategy: The Portfolios are "money market funds" that seek to maintain a stable net asset value of $1.00 per share. Each Portfolio pursues its objectives by investing in a portfolio of high-quality, U.S. dollar-denominated money market securities.

      The Portfolios invest primarily in the following money market securities:

      o Prime Portfolio Obligations of the U.S. Government, its agencies or instrumentalities, obligations of certain banks and savings and loan associations, asset-backed securities and high-quality securities of corporate issuers (including adjustable rate securities).

      o Government Portfolio Obligations of the U.S. Government, its agencies or instrumentalities and repurchase agreements.

      o Tax-Free Portfolio High-quality state and municipal government tax-exempt debt obligations.

      Principal Risks: The principal risks of investing in each Portfolio are:

      o Interest Rate Risk This is the risk that changes in interest rates will adversely affect the yield or value of a Portfolio's investments in debt securities.

      o Credit Risk This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of a Portfolio's investments will have its credit ratings downgraded.

      In addition, a principal risk of investing in the Tax-Free Portfolio is:

      o Municipal Market Risk This is the risk that special factors, such as political and legislative changes and local business and economic developments, may adversely affect the yield or value of the Portfolio's investments.

      Another important thing for you to note:

      An investment in the Portfolios is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolios.

PERFORMANCE AND BAR CHART INFORMATION

      For each Portfolio, the Risk/Return Summary includes a table showing the Portfolio's average annual total returns and a bar chart showing the Portfolio's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in each Portfolio by showing:

      o the Portfolio's average annual total returns for one and five years and the life of the Portfolio; and

      o changes in the Portfolio's performance from year to year over the life of the Portfolio.

      A Portfolio's past performance does not necessarily indicate how it will perform in the future.

      You may obtain current seven-day yield information for any Portfolio by calling (800) 237-5822.

Prime Portfolio

                                PERFORMANCE TABLE

                                                                Since
                        1 Year            5 Years           Inception*
--------------------------------------------------------------------------------
                         5.20%              5.55%                5.45%
--------------------------------------------------------------------------------

* Inception date: 8/30/90.

                [THE FOLLOWING WAS REPRESENTED AS A BAR CHART.]
                                Calender Year End

                                    90     n/a
                                    91    6.29%
                                    92    3.98%
                                    93    3.24%
                                    94    4.29%
                                    95    5.97%
                                    96    5.42%
                                    97    5.62%
                                    98    5.54%
                                    99    5.20%

      During the period shown in the bar chart, the highest return for a quarter was 1.69% (quarter ending March 31, 1991) and the lowest return for a quarter was .78% (quarter ending June 30, 1993).

Government Portfolio

                                PERFORMANCE TABLE

                                                                Since
                        1 Year            5 Years           Inception**
--------------------------------------------------------------------------------
                         5.09%               5.44%               4.83%
--------------------------------------------------------------------------------

                [THE FOLLOWING WAS REPRESENTED AS A BAR CHART.]
                               Calender Year End

                                     90     n/a
                                     91     n/a
                                     92    3.82%
                                     93    3.16%
                                     94    4.22%
                                     95    5.85%
                                     96    5.31%
                                     97    5.51%
                                     98    5.42%
                                     99    5.09%

      During the period shown in the bar chart, the highest return for a quarter was 1.46% (quarter ending June 30, 1995) and the lowest return for a quarter was
 .77% (quarter ending September 30, 1993).

Tax-Free Portfolio

                                PERFORMANCE TABLE

                                                                Since
                        1 Year            5 Years           Inception**
--------------------------------------------------------------------------------
                         3.23%               3.56%               3.39%
--------------------------------------------------------------------------------

** Inception date: 7/22/91.

                [THE FOLLOWING WAS REPRESENTED AS A BAR CHART.]
                               Calender Year End

                                    90     n/a
                                    91     n/a
                                    92    3.37%
                                    93    2.45%
                                    94    2.83%
                                    95    3.87%
                                    96    3.55%
                                    97    3.68%
                                    98    3.47%
                                    99    3.23%

      During the period shown in the bar chart, the highest return for a quarter was .98% (quarter ending June 30, 1995) and the lowest return for a quarter was
 .56% (quarter ending March 31, 1994).

--------------------------------------------------------------------------------
                       FEES AND EXPENSES OF THE PORTFOLIOS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

Shareholder Fees (fees paid directly from your investment)

None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                                         ANNUAL PORTFOLIO
                                                        OPERATING EXPENSES
                                                  -----------------------------
                                                  Prime   Government   Tax-Free
                                                  -----   ----------   --------
Management Fees ...............................    .20%       .20%       .20%
Other Expenses ................................    .04%       .07%       .08%
                                                   ---        ---        ---
Total Portfolio Operating Expenses ............    .24%       .27%       .28%
Expense Reimbursement* ........................   (.04)%     (.07)%     (.08)%
                                                   ---        ---        ---
Net Expenses ..................................    .20%       .20%       .20%

----------
* Reflects Alliance's contractual reimbursement during the Portfolios' respective current fiscal years of a portion of each Portfolio's operating expenses so that each Portfolio's expense ratio does not exceed .20%. This reimbursement extends through the end of the Portfolio's current fiscal year and may be extended by Alliance for additional one year terms.

EXAMPLES**

The examples are to help you compare the cost of investing in a Portfolio with the cost of investing in other funds. They assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, the Portfolio's operating expenses stay the same, and all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                  Prime   Government   Tax-Free
                                                  -----   ----------   --------
1 Year .......................................    $ 20       $ 20        $ 20
3 Years ......................................    $ 73       $ 80        $ 82
5 Years ......................................    $131       $145        $149
10 Years .....................................    $302       $336        $348

----------
** These examples assume that Alliance's agreement to bear a portion of each Portfolio's operating expenses is not extended beyond its initial period of one year.

--------------------------------------------------------------------------------
    OTHER INFORMATION ABOUT THE PORTFOLIOS' OBJECTIVES, STRATEGIES, AND RISKS
--------------------------------------------------------------------------------

      This section of the prospectus provides a more complete description of the investment objectives and principal strategies and risks of the Portfolios.

      Please note:

      o Additional descriptions of each Portfolio's strategies and investments, as well as other strategies and investments not described below, may be found in the Portfolios' Statement of Additional Information or SAI.

      o There can be no assurance that any Portfolio will achieve its investment objectives.

Investment Objectives and Strategies

      As money market funds, the Portfolios must meet the requirements of Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity and diversification of each Portfolio's investments. Under that Rule, each Portfolio's investments must each have a remaining maturity of no more than 397 days and the Portfolio must maintain an average weighted maturity that does not exceed 90 days.

Prime Portfolio

      The Prime Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits that are issued or guaranteed by (i) banks or savings and loan associations that are members of the Federal Deposit Insurance Corporation, or
(ii) foreign branches of U.S. banks and U.S. branches of foreign banks that have total assets of at least $1 billion (rated or determined by Alliance to be of comparable quality);

      o high-quality commercial paper (or if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

      o adjustable rate obligations;

      o asset-backed securities;

      o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

      o repurchase agreements that are fully collateralized.

      The Portfolio does not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest-bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Government Portfolio

      The Government Portfolio's investments may include:

      o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

      o adjustable rate obligations; and

      o repurchase agreements that are fully collateralized.

      The Government Portfolio may commit up to 15% of its net assets to the purchase of when-issued U.S. Government securities.

      As an operating policy, which may be changed without shareholder approval, the Portfolio seeks to invest in securities that are legal investments for Federal credit unions.

Tax-Free Portfolio

      The Tax-Free Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-grade municipal securities. The Portfolio's income may be subject to state or local income taxes.

      The Portfolio will limit its investments so that no more than 20% of its total income is derived from municipal securities that bear interest subject to the Federal alternative minimum tax.

      Municipal Securities. The Tax-Free Portfolio's investments in municipal securities include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which are generally issued in anticipation of various seasonal revenues, bond anticipation notes, and tax-exempt commercial paper. Short-term municipal bonds may include general obligation bonds, which are secured by the issuer's pledge of its faith, credit, and taxing power for payment of principal and interest, and revenue bonds, which are generally paid from the revenue of a particular facility or a specific excise or other source.

      The Tax-Free Portfolio may invest in adjustable rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. These adjustments tend to minimize changes in the market value of the obligation and, accordingly, enhance the ability of the Portfolio to maintain a stable net asset value. Adjustable rate securities purchased may include participation interests in private activity bonds backed by letters of credit of Federal Deposit Insurance Corporation member banks having total assets of more than $1 billion.

      The Tax-Free Portfolio's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or Standard & Poor's or judged by Alliance to be of comparable quality.

      The quality and liquidity of the Tax-Free Portfolio's investments in municipal securities are supported by credit and liquidity enhancements, such as letters of credit, from third-party financial institutions. The Portfolio continuously monitors the credit quality of third-parties; however, changes in the credit quality of these financial institutions could cause the Portfolio's investments backed by that institution to lose value and affect the Portfolio's share price.

      The Tax-Free Portfolio also may invest in stand-by commitments, which may involve certain expenses and risks, but the Portfolio does not expect its investment in stand-by commitments to comprise a significant portion of its investments. The Portfolio may commit up to 15% of its net assets to the purchase of when-issued securities.

      Taxable Investments. The Tax-Free Portfolio may invest in taxable instruments including obligations of the U.S. Government and its agencies, high-quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

Risk Considerations

      The Portfolios' principal risks are interest rate risk and credit risk. Because the Portfolios invest in short-term securities, a decline in interest rates will affect the Portfolios' yields as these securities mature or are sold and the Portfolios purchase new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Portfolios invest in securities with short maturities and seek to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

      Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolios invest in highly-rated securities to minimize credit risk.

      The Portfolios may invest up to 10% of their net assets in illiquid securities, including illiquid restricted securities (with respect to each Portfolio except the Tax-Free Portfolio). Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Portfolio may be unable to sell the security due to legal or contractual restrictions on resale.

      The Portfolios' investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, signifi-cantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect a Portfolio's investments.

      The Portfolios also are subject to management risk because they are actively managed portfolios. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there is no guarantee that its techniques will produce the intended result.

      The Tax-Free Portfolio faces municipal market risk. This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio's investments. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolio's investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project's ability to make payments of principal and interest on these securities.

--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

      The Portfolios' investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of June 30, 2000 totaling more than $388 billion (of which more than $185 billion represented assets of investment companies). As of June 30, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 29 of the nation's FORTUNE 100 companies), for public employee retirement funds in 33 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies, managed by Alliance, comprising 122 separate investment portfolios, currently have approximately 6.1 million shareholder accounts.

      Alliance provides investment advisory services and order placement facilities for the Portfolios. For these advisory services, each Portfolio paid Alliance, for the fiscal year ended April 30, 2000, as a percentage of average daily net assets, .20%.

      Alliance may make payments from time to time from its own resources, which may include the management fees paid by the Portfolios, to compensate your broker-dealer, depository institutions, or other persons for providing distribution assistance and administrative services and to otherwise promote the sale of Class A shares of the Portfolios, including paying for the preparation, printing and distribution of prospectuses and sales literature or other promotional activities. Financial intermediaries may receive different compensation for selling the Portfolios' Class A shares and Class B and Class C shares, which are not offered in this prospectus.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How the Portfolios Value Their Shares

      Each of the Portfolios' net asset value or NAV is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 12:00 noon and 4:00 p.m., Eastern time, on each Portfolio business day (i.e., each weekday exclusive of days the New York Stock Exchange or the banks in Massachusetts are closed) except for the Tax-Free Portfolio, which is calculated at 12:00 noon, Eastern time.

      To calculate NAV, the Portfolios' assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. Each Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

How To Buy Shares

      o Initial Investment

      Instruct your Investment Executive to use the Prime Portfolio, Government Portfolio, Tax-Free Portfolio or Treasury Portfolio in conjunction with your brokerage account. These Portfolios are available to accounts in which Davenport & Company LLC ("Davenport") serves as the Investment Executive.

      o Subsequent Investments

        By Check through Davenport & Company LLC

      Mail or deliver your check made payable to Davenport to your Investment Executive who will deposit it into the Fund(s). Please indicate your account number on the check.

      o By Sweep

      Davenport offers an automatic "sweep" for the Portfolios in the operation of brokerage accounts for its customers. If you qualify for the sweep arrangement, Davenport will, on a daily basis, sweep into your account all available credit balances.

      o By Contacting Your Investment Executive

      Available credit balances in your brokerage account from proceeds of your securities sales from any other source can be moved into your Fund account by contacting your Investment Executive specifically each time there is a cash balance.

      If you invest by a check drawn on a member of the Federal Reserve System, the check will be converted to Federal funds in one business day following receipt and then invested in the Portfolio. If you invest by a check drawn on a bank that is not a member of the Federal Reserve System, the check may take longer to be converted and invested. All payments must be in U.S. dollars.

How To Sell Shares

      o By Contacting Your Investment Executive

      Instruct your Investment Executive to make a withdrawal from your Fund account to purchase securities or to issue a Davenport check.

      o By Sweep

      If you qualify for the "sweep", Davenport will automatically transfer from your Fund account sufficient cash to cover any debit balance that may occur in your account for any reason.

      Redemption proceeds are normally mailed by Davenport on settlement date, but in no event later than the next business day, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions.

Other

      Each Portfolio, except the Tax-Free Portfolio, has two transaction times each Portfolio business day, 12:00 Noon and 4:00 p.m., Eastern time. The Tax-Free Portfolio has one transaction time each Portfolio business day, 12:00 Noon, Eastern time. Investments receive the full dividend for a day if the investor's telephone order is received by AFS by 4:00 p.m., Eastern time, for the Prime or Government Portfolio and Federal funds or bank wire monies are received by State Street Bank before 4:00 p.m. on that day. For the Tax-Free Portfolio, investments receive the full dividend for a day if the investor's telephone order is received by AFS by 12:00 Noon, Eastern time, and Federal funds or bank wire monies are secured by State Street Bank before 4:00 p.m. on that day.

      Redemption proceeds are normally wired the same business day if a redemption request is received by AFS prior to 4:00 p.m., Eastern time, for the Prime or Government Portfolios and 12:00 Noon, Eastern Time, for the Tax-Free Portfolios, but in no event later than seven days, unless redemptions have been suspended or postponed due to the determination of an "emergency" by the Securities and Exchange Commission or to certain other unusual conditions. Shares do not earn dividends on the day a redemption is effected.

      A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial representative or other financial intermediary with respect to the purchase, sale or exchange of shares made through these financial intermediaries. These financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Portfolios.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

      The Portfolios' net income is calculated and paid daily as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income. The Portfolios expect that their distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolios' dividend distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Portfolios' distributions also may be subject to certain state and local taxes.

      Distributions of tax-exempt interest income earned by the Tax-Free Portfolio are not subject to Federal income tax (other than the alternative minimum tax as described above), but may be subject to state or local income taxes. Any exempt interest dividends derived from interest on municipal securities subject to the alternative minimum tax will be a tax preference item for purposes of the Federal individual and corporate alternative minimum tax.

      Each year shortly after December 31, the Portfolios will send you tax information stating the amount and type of all its distributions for the year.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

      The Portfolios reserve the right to close an account that through redemption is, in the aggregate among Portfolios, less than $500,000. The Portfolios will send shareholders 60 days' written notice to increase the account value before the Portfolios close the account.

      During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase or sell shares. AFS will employ reasonable procedures to verify that telephone requests are genuine and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights table is intended to help you understand a Portfolio's financial performance for the past five years (or, if shorter, the period of the Portfolio's operations). Certain information reflects financial information for a single Portfolio share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Portfolios' independent accountants, for the fiscal year ended April 30, 2000 and by other independent accountants for periods prior to April 30, 2000. The report of PricewaterhouseCoopers LLP, along with the Portfolios' financial statements, appears in the SAI, which is available upon request.

                                                                             PRIME PORTFOLIO
                                                        -----------------------------------------------------------
                                                                           Year Ended April 30,
                                                        -----------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                        -------      -------      -------      -------      -------
    ................................................
Net asset value, beginning of year .................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                        -------      -------      -------      -------      -------
Income From Investment Operations
Net investment income (a) ..........................      .0540        .0518        .0552        .0530        .0560
                                                        -------      -------      -------      -------      -------
Less: Dividends
Dividends from net investment income ...............     (.0540)      (.0518)      (.0552)      (.0530)      (.0560)
                                                        -------      -------      -------      -------      -------
Net asset value, end of year .......................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                        =======      =======      =======      =======      =======
Total Return
Total investment return based on net asset value (b)       5.54%        5.31%        5.68%        5.44%        5.76%
Ratios/Supplemental Data
Net assets, end of year (in millions) ..............    $ 1,788      $ 1,671      $ 1,765      $   867      $   493
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......        .20%         .20%         .20%         .20%         .20%
  Expenses, before waivers and reimbursements ......        .24%         .24%         .24%         .29%         .32%
  Net investment income (a) ........................       5.39%        5.16%        5.52%        5.31%        5.54%

--------------------------------------------------------------------------------
See footnote summary on page 11.

                                                                           GOVERNMENT PORTFOLIO
                                                        -----------------------------------------------------------
                                                                           Year Ended April 30,
                                                        -----------------------------------------------------------
                                                          2000         1999         1998         1997         1996
                                                        -------      -------      -------      -------      -------
    ................................................
Net asset value, beginning of year .................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                        -------      -------      -------      -------      -------
Income From Investment Operations
Net investment income (a) ..........................      .0527        .0505        .0543        .0519        .0552
                                                        -------      -------      -------      -------      -------
Less: Dividends
Dividends from net investment income ...............     (.0527)      (.0505)      (.0543)      (.0519)      (.0552)
                                                        -------      -------      -------      -------      -------
Net asset value, end of year .......................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                        =======      =======      =======      =======      =======
Total Return
Total investment return based on net asset value (b)       5.40%        5.18%        5.58%        5.33%        5.67%
Ratios/Supplemental Data
Net assets, end of year (in millions) ..............    $   442      $   394      $   275      $   327      $   151
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......        .20%         .20%         .20%         .20%         .20%
  Expenses, before waivers and reimbursements ......        .27%         .29%         .28%         .35%         .36%
  Net investment income (a) ........................       5.30%        5.01%        5.43%        5.22%        5.50%

                                                                             TAX-FREE PORTFOLIO
                                                        -----------------------------------------------------------
                                                                            Year Ended April 30,
                                                        -----------------------------------------------------------
                                                         2000         1999         1998         1997         1996
                                                        -------      -------      -------      -------      -------
    ................................................
Net asset value, beginning of year .................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                        -------      -------      -------      -------      -------
Income From Investment Operations
Net investment income (a) ..........................      .0342        .0321        .0363        .0347        .0372
                                                        -------      -------      -------      -------      -------
Less: Dividends
Dividends from net investment income ...............     (.0342)      (.0321)      (.0363)      (.0347)      (.0372)
                                                        -------      -------      -------      -------      -------
Net asset value, end of year .......................    $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                        =======      =======      =======      =======      =======
Total Return
Total investment return based on net asset value (b)       3.47%        3.26%        3.70%        3.53%        3.79%
Ratios/Supplemental Data
Net assets, end of year (in millions) ..............    $   407      $   256      $   294      $   183      $   184
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ......        .20%         .20%         .20%         .20%         .20%
  Expenses, before waivers and reimbursements ......        .28%         .28%         .28%         .33%         .48%
  Net investment income (a) ........................       3.45%        3.22%        3.61%        3.46%        3.73%

--------------------------------------------------------------------------------

(a)   Net of expenses reimbursed or waived by the Adviser.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.


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